UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  March 6, 2003

                             SOVEREIGN BANCORP, INC.
             (Exact name of registrant as specified in its charter)

  Pennsylvania                 1-16581                     23-2453088
  ------------                 -------                     ----------
(State or other              (Commission                  (IRS Employer
jurisdiction of              File Number)                 Ident. No.)
incorporation)

1500 Market Street, Philadelphia, Pennsylvania                 19102
----------------------------------------------                 -----
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code

(215) 557-4630

NA
----------------------------------------------------------------
(Former name or former address, if changed since last report.)


----------------------------------------------------------------

----------------------------------------------------------------

Item 7. Financial Statements and Exhibits.

      (a) Exhibits.

          The following exhibits are filed herewith:

          99.1 Press Release, dated March 6, 2003, of Sovereign Bancorp, Inc.

Item 9. Regulation FD Disclosure.

The Company's press release dated March 6, 2003, is attached hereto as Exhibit
99.1 and incorporated herein by reference.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SOVEREIGN BANCORP, INC.

Dated: March 6, 2003                        /s/James D. Hogan
                                            ------------------------------
                                            James D. Hogan
                                            Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number
-------

99.1 Press Release, dated March 6, 2003, of Sovereign Bancorp, Inc.